UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 30, 2019

GCP APPLIED TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-37533	47-3936076
(Commission File Number)	(IRS Employer Identification No.)

62 Whittemore Avenue Cambridge, Massachusetts	02140
(Address of Principal Executive Offices)	(Zip Code)

(617) 876-1400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	GCP	New York Stock Exchange , Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2019, Dean P. Freeman notified GCP Applied Technologies Inc. (the “Company”) of his resignation as the Company’s Vice President, Chief Financial Officer effective October 15, 2019. Mr. Freeman is resigning to pursue another opportunity and his resignation did not result from any disagreement with the Company or any matter regarding the Company’s accounting, strategy, management, operations, policies, regulatory matters, or practices (financial or otherwise). The Company is conducting a search for a new Chief Financial Officer. Craig A. Merrill, age 55, the Company’s current Vice President, Finance, Analytics and Strategy, has been appointed Interim Chief Financial Officer (and principal financial officer), effective following Mr. Freeman’s resignation on October 15, 2019, and will report directly to GCP’s President and Chief Executive Officer, Randall S. Dearth, until a permanent replacement is named. Prior to becoming the Company’s Vice President, Finance, Analytics and Strategy, Mr. Merrill served as the Company’s Vice President, Global Marketing and Vice President & General Manager, Global Cement and Emerging Markets following the Company’s separation from W.R. Grace & Co. in 2016. At W.R. Grace & Co., Mr. Merrill served as Vice President & General Manager in the Specialty Construction Chemicals division prior to the commencement of his service with the Company. Mr. Merrill began his career at W.R. Grace & Co. in 1990. There are no (i) family relationships, as defined in Item 401 of Regulation S-K, between Mr. Merrill and any of the Company’s executive officers or directors, or any person nominated to become a director or executive officer, (ii) arrangements or understandings between Mr. Merrill and any other person pursuant to which Mr. Merrill was appointed as Interim Chief Financial Officer of the Company or (iii) transactions in which Mr. Merrill has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On October 2, 2019, the Company issued a press release, a copy of which is attached as Exhibit 99.1 hereto, reaffirming its previously announced outlook for full-year 2019 and announcing the events described in Item 5.02 above. The information set forth in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 2, 2019

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCP APPLIED TECHNOLOGIES INC.
(Registrant)

By:	/s/ James E. Thompson
James E. Thompson
Vice President, General Counsel and Secretary

Date: October 2, 2019